UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2014

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

5445 DTC Parkway, Suite 925

Greenwood Village, Colorado 80111

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 5, 2014, Ampio Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the closing of the registered offering of 9,775,000 shares of the Company’s common stock, par value $0.0001 per share. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release of Ampio Pharmaceuticals, Inc. issued March 5, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Mark D. McGregor
Mark D. McGregor
Chief Financial Officer

Dated: March 7, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Ampio Pharmaceuticals, Inc. issued March 5, 2014